UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 4, 2003
                                                         ----------------

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


                  1-9997                                59-2898045
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         (Commission File Number)              (IRS Employer Identification No.)

225 NE MIZNER BOULEVARD, SUITE 200
         BOCA RATON, FLORIDA                              33432
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(Address of Principal Executive Offices)                (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)

Item 9.  Regulation FD Disclosure.

Koger Equity, Inc. announced its quarterly results for the period ended September 30, 2003, as more particularly described in its News Release, dated November 4, 2003, and related Supplemental Information, dated September 30, 2003, on the Company's web site, a copy of which is attached hereto as Exhibit 99(a) and by this reference made a part hereof.

Through a newly formed DownREIT limited partnership, Koger Equity, Inc. also announced that it provided its portion of a non-refundable deposit for the acquisition of all of the partnership interests in a partnership that owns an office building known as Broward Financial Center, which is located in Ft. Lauderdale, Florida and contains 325,000 square feet of rentable space. The transaction is expected to close in January, 2004 and is more particularly described in its News Release, dated November 4, 2003, a copy of which is attached hereto as Exhibit 99(b) and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 800-850-2037 or visit its Web site at www.koger.com.


Item 7.  Financial Statements and Exhibits.

(c)       Exhibits

          Exhibit
          Number           Description of Exhibit
          -------          ----------------------

           99(a)           Koger Equity, Inc. News Release, dated
                           November 4, 2003, and related Supplemental
                           Information, dated September 30, 2003.

           99(b)           Koger Equity, Inc. News Release, dated
                           November 4, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        KOGER EQUITY, INC.




Dated:  November 10, 2003                By:             /S/ Steven A. Abney
                                                  ----------------------------
                                                       Steven A. Abney
                                        Title:    Vice President, Finance and
                                                    Chief Accounting Officer
                                                  (Principal Financial Officer)

                                  EXHIBIT INDEX

The following designated exhibits are filed herewith:

          Exhibit
          Number           Description of Exhibit
          -------          ----------------------

           99(a)           Koger Equity, Inc. News Release, dated
                           November 4, 2003, and related Supplemental
                           Information, dated September 30, 2003.

           99(b)           Koger Equity, Inc. News Release, dated
                           November 4, 2003.